UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 15, 2013
AMERICAN EQUITY
INVESTMENT LIFE HOLDING COMPANY
(Exact Name of Registrant as Specified in its Charter)

Iowa	001-31911	42-1447959
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Indentification No.)

6000 Westown Parkway, West Des Moines, Iowa	50266
(Address of Principal Executive Offices)	(Zip Code)
(515) 221-0002
(Registrant's telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On April 15, 2013, the Board of Directors of American Equity Investment Life Holding Company approved the amendment and restatement of the Short-Term Performance Incentive Plan (the “Plan”) that was originally filed with the Securities and Exchange Commission on March 14, 2013. The amended and restated Plan includes changes to the originally filed Plan to expand the available performance objectives upon which a performance award can be based.
The foregoing description of the amended and restated Plan is qualified in its entirety by the terms of the amended and restated Plan, which is attached hereto as Exhibit 10.1.

Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description
10.1	American Equity Investment Life Holding Company Short-Term Performance Incentive Plan adopted April 15, 2013, as amended and restated.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 18, 2013	AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY

By: /s/ John M. Matovina
Name: John M. Matovina
Title: Chief Executive Officer and President

EXHIBIT INDEX

Exhibit No.	Description

10.1	American Equity Investment Life Holding Company Short-Term Performance Incentive Plan adopted April 15, 2013, as amended and restated.